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EXHIBIT B-3a

                         ALLEGHENY POWER SYSTEM, INC./
                      ALLEGHENY POWER SERVICE CORPORATION
                             ORGANIZATIONAL CHART
                            (BEFORE RESTRUCTURING)*

  Chief Executive Officer and Chairman of the Board (APS & APSC)

      President and Chief Operating Officer (APS & APSC)

            VP, Administration (APS & APSC)
                  Asst. VP, AYP Capital
                  Executive Director, Central Services (APSC)
                  Director, System Security (APSC)
                  Director, Human Resources (APSC)
                  Director, Public Information (APSC)

            SVP & Chief Financial Officer (APS & APSC)
                  VP & Treasurer (APS & APSC)
                  Director, Financial Management (APSC)

            VP, Legal & Regulatory (APSC & APS)
                  VP, Legal Services (APSC, MP, PE & WPP)
                  Secretary (APS, APSC, MP & PE)
                  Director, Legal Services (APSC)

            VP & Comptroller (APS & APSC)
                  Director, Accounting Studies & Asst. Comptroller
                        (APSC)
                  Controller (APSC, PE & WPP)
                  Director, System Internal Audits (APSC)
                  Director, Rates (APSC)

            SVP (APS & APSC) & President (MP, PE & WPP)

            SVP, Bulk Power Supply (APS & APSC)
                  Exec. Director, Planning (APSC)
                  Exec. Director, Engineering (APSC)
                  Exec. Director, Construction (APSC)
                  Exec. Director, Operating (APSC)
                  Director, Project Cost (APSC)






* As of December 31, 1995

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EXHIBIT B-3b

                           MONONGAHELA POWER COMPANY
                             ORGANIZATIONAL CHART
                            (BEFORE RESTRUCTURING)*

  Chairman of the Board and Chief Executive Officer (APS & APSC)

      President and Chief Operating Officer (APS & APSC)

            President (MP, PE & WPP) & SVP (APS & APSC)

                  Director, Engineering and Construction (MP, PE &
       WPP)

                  Vice President (MP)
                        Mgr., Elkins Division
                        Mgr., Fairmont Division
                        Mgr., Morgantown/Panhandle Division
                        Mgr., Parkersburg Division
                        Mgr., Southern Division

                  VP, Legal Services (MP, PE & WPP)

                  Exec. Director, Customer Relations (MP, PE & WPP)

                  Controller (MP)

                  Secretary (APS, APSC, MP)

                  Treasurer (APS, APSC, MP)







* As of December 31, 1995

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EXHIBIT B-3c

                          THE POTOMAC EDISON COMPANY
                             ORGANIZATIONAL CHART
                            (BEFORE RESTRUCTURING)*

  Chairman of the Board and Chief Executive Officer (APS & APSC)

      President and Chief Operating Officer (APS & APSC)

            President (MP, PE & WPP) & SVP (APS & APSC)

                  Exec. VP (PE)

                  Director, Engineering and Construction (MP, PE &
                    WPP)

                  Vice President (PE)
                        Mgr., Central Division
                        Mgr., Eastern Division
                        Mgr., Northern Division
                        Mgr., Southern Division
                        Mgr., Western Division

                  VP, Legal Services (MP, PE & WPP)

                  Exec. Director, Customer Relations (MP, PE & WPP)

                  Secretary & Treasurer (PE)

                  Controller (PE, WPP & APSC)






* As of December 31, 1995

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EXHIBIT B-3d

                            WEST PENN POWER COMPANY
                             ORGANIZATIONAL CHART
                            (BEFORE RESTRUCTURING)*

  Chairman of the Board and Chief Executive Officer (APS & APSC)

      President and Chief Operating Officer (APS & APSC)

            President (MP, PE & WPP) & SVP (APS & APSC)

                  Director, Engineering and Construction (MP, PE &
                    WPP)

                  Vice President (WPP)

                        Secretary & Treasurer (WPP)


                        Mgr., Allegheny-Kiski Division
                        Mgr., Butler-Kittanning Division
                        Mgr., Keystone Division
                        Mgr., Laurel Division
                        Mgr., Lincoln Division
                        Mgr., Mon Valley Division
                        Mgr., Nittany Division
                        Mgr., South Penn Division
                        Mgr., Southwest Division

                  VP, Legal Services (MP, PE & WPP)

                  Exec. Director, Customer Relations (MP, PE & WPP)

                  Controller (PE, WPP & APSC)




* As of December 31, 1995

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